KAR Mid-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—95.3%
Communication Services—3.2%
Autohome, Inc. ADR(1)	209,244	$16,742
Consumer Discretionary—7.0%
Ross Stores, Inc.	180,454	21,009
Tractor Supply Co.	172,778	16,144
		37,153

Consumer Staples—3.5%
Lamb Weston Holdings, Inc.	217,585	18,719
Financials—13.3%
First Financial Bankshares, Inc.	353,920	12,423
Houlihan Lokey, Inc.	269,149	13,153
Moody’s Corp.	60,597	14,386
Primerica, Inc.	110,310	14,402
SEI Investments Co.	245,773	16,093
		70,457

Health Care—18.4%
AMN Healthcare Services, Inc.(1)	265,607	16,550
Cooper Cos., Inc. (The)	44,055	14,155
Elanco Animal Health, Inc.(1)	607,615	17,894
Globus Medical, Inc. Class A(1)	475,041	27,970
West Pharmaceutical Services, Inc.	140,911	21,183
		97,752

Industrials—29.4%
AMETEK, Inc.	300,579	29,980
Equifax, Inc.	115,802	16,226
Exponent, Inc.	209,157	14,434
Graco, Inc.	189,450	9,851
Lennox International, Inc.	61,643	15,039
Nordson Corp.	110,087	17,927
Old Dominion Freight Line, Inc.	93,879	17,816
SiteOne Landscape Supply, Inc.(1)	244,800	22,191
Verisk Analytics, Inc.	83,812	12,517
		155,981

Information Technology—20.5%
Amphenol Corp. Class A	203,526	22,028
Aspen Technology, Inc.(1)	204,044	24,675
Broadridge Financial Solutions, Inc.	160,285	19,801
Brooks Automation, Inc.	552,218	23,171
Zebra Technologies Corp. Class A(1)	74,620	19,061
		108,736

Total Common Stocks (Identified Cost $397,671)		505,540

Total Long-Term Investments—95.3% (Identified Cost $397,671)		505,540

	Shares	Value

Short-Term Investment—3.3%
Money Market Mutual Fund—3.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	17,466,680	$17,467
Total Short-Term Investment (Identified Cost $17,467)		17,467

TOTAL INVESTMENTS—98.6% (Identified Cost $415,138)		$523,007
Other assets and liabilities, net—1.4%		7,162
NET ASSETS—100.0%		$530,169

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	97%
China	3
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$505,540	$505,540
Money Market Mutual Fund	17,467	17,467
Total Investments	$523,007	$523,007
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

KAR MID-CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
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